Exhibit 10.38

                          REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT is entered into as of September 4, 1996, by and between DOCTORS HEALTH SYSTEM, INC., a Maryland corporation (the "COMPANY"), and GENESIS HEALTH VENTURES, INC., a Delaware corporation ("GENESIS"). This Agreement is delivered in connection with that certain Stock Purchase Agreement dated as of even date herewith between the Company and Genesis (the "STOCK PURCHASE AGREEMENT"), pursuant to which the Company has agreed to issue and sell, and Genesis has agreed to purchase,
(i) 571,428 shares of the Company's Series C Convertible Preferred Stock, par value $17.50 per share (the "SERIES C PREFERRED STOCK"), and (ii) an option to purchase up to 500,000 additional shares of Series C Preferred Stock (the "OPTION") pursuant to that certain Option Agreement dated as of even date herewith between the Company and Genesis (the "OPTION AGREEMENT").

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

                  1. Definitions. As used in this Agreement the following terms have the meanings indicated:

                  "Affiliate" shall mean any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

                  "Approved Underwriter" has the meaning set forth in Section 3(f) of this Agreement.

                  "Business Day" means any day that is not a Saturday or Sunday or a day on which banks located in the City of Baltimore are authorized or required to be closed.

                  "Common Stock" means the Class C Common Stock, par value $0.01 per share, of the Company or any other equity securities of the Company into which such securities are converted, reclassified, reconstituted or exchanged.

                  "Company Underwriter" has the meaning set forth in Section 4(a) of this Agreement.

                  "Demand Registration" has the meaning set forth in Section 3(a) of this Agreement.

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                  "Fair Market Value" means the average of the closing price per share for the Registrable Securities as to which a registration is being effected as reported on the NYSE Composite Transactions Tape for the 20 consecutive trading days immediately prior to the applicable date of determination, or, if such securities are not then listed and traded on the NYSE, the closing price for such securities for such period on the principal national securities exchange (or market) on which they are then traded as reported in the principal consolidated transaction reporting system with respect to securities listed on such exchange (or market) or, if such securities are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use, or, if on any such date, such securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market marker making a market in such securities selected by the Board of Directors of the Company. The term "trading day" shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day.

                  "Holder" means Genesis and any transferee or transferees of Genesis to whom Registrable Securities have been transferred in accordance with the provisions of Section 9(f) of this Agreement, other than a transferee to whom such securities have been transferred pursuant to a registration statement under the Securities Act or Rule 144 or Regulation S under the Securities Act.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Holders' Counsel" has the meaning set forth in Section 6(a)(i) of this Agreement.

                  "Incidental Registration" has the meaning set forth in Section 4(a) of this Agreement.

                  "Indemnified Party" has the meaning set forth in Section 7(c) of this Agreement.

                  "Indemnifying Party" has the meaning set forth in Section 7(c) of this Agreement.

                  "Inspector" has the meaning set forth in Section 6(a)(viii) of this Agreement.

                  "NASD" has the meaning set forth in Section 6(a)(xiv) of this Agreement.

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                  "Option Agreement" has the meaning assigned to such term in the first paragraph of this Agreement.

                  "Person" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                  "Public Offering" means any underwritten offering of shares of Common Stock pursuant to an effective registration statement filed under the Securities Act.

                  "Records" has the meaning set forth in Section 6(a)(viii) of this Agreement.

                  "Registrable Securities" means (a) any shares of Common Stock issued to Holder, or to its successors or assigns, as appropriate, as a result of the conversion of the shares of Series C Preferred Stock acquired pursuant to the Stock Purchase Agreement or the Option Agreement, or upon exercise by Holder of any warrants or other rights to purchase or to acquire Common Stock, and (b) any additional shares of Common Stock or other equity securities of the Company that may be issued to Holder in respect of or exchange for any shares of Common Stock referred to in clause (a) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and shares of Common Stock issuable upon conversion, exercise or exchange thereof.

                  "Registration Expenses" has the meaning set forth in Section 6(d) of this Agreement.

                  "Registration Statement" means a registration statement filed by the Company pursuant to the Securities Act which covers all or a portion of the Registrable Securities, and all amendments and supplements to such registration statement.

                  "SEC" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Stock Purchase Agreement" has the meaning assigned to such term in the first paragraph of this Agreement.

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                  "Underwriter" means an underwriter, placement or selling agent and any "underwriter" within the meaning of Section 2(11) of the Securities Act.

                  2. General: Securities Subject to this Agreement.

                           (a) Grant of Rights. The Company hereby grants
registration rights to the Holder upon the terms and conditions set forth in this Agreement.

                           (b) Registrable Securities. For the purposes of this
Agreement, Registrable Securities will cease to be Registrable Securities when
(i) a registration statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective registration statement, (ii) the entire amount of Registrable Securities proposed to be sold in a single sale, in the opinion of counsel satisfactory to the Company and the Holder, each in their reasonable judgment, may be distributed to the public without any limitation as to volume pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act or (iii) the Registrable Securities are proposed to be sold or distributed by a Person not entitled to the registration rights granted by this Agreement.

                           (c) Holders of Registrable Securities. A Person is
deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities whether or not such acquisition or conversion has actually been effected and disregarding any legal restrictions upon the exercise of such rights. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

                  3. Demand Registration.

                           (a) Request for Demand Registration. At any time
beginning 180 days after the conversion of the Series C Preferred Stock in connection with a Public Offering, the Holder may make a written request to the Company to register, under the Securities Act (other than pursuant to a registration statement on Form S-4 or S-8 or any successor thereto) and under the securities or "blue sky" laws of any jurisdiction designated by such Holder (a "DEMAND REGISTRATION"), the number of Registrable Securities stated in such request. The Company shall not be obligated to effect more than one (1) Demand Registration pursuant to this Section 3 on Form S-1 under the Securities Act or any successor form or similar

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long-form registration or, if available, on Form S-2 or S-3 or any similar short-form registration. If at the time of any request to register Registrable Securities pursuant to this Section 3(a), the Company is engaged in, or has fixed plans to engage in within sixty (60) days of the time of such request, a Public Offering or is engaged in any other activity which, in the good faith determination of the Board of Directors of the Company, would be materially adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a reasonable period not in excess of ninety (90) days from the effective date of such offering or the date of completion of such other material activity, as the case may be. In addition, the Company shall not be required to effect more than one registration on behalf of all persons who have been granted registration rights by the Company in any 12 month period or any registration within one hundred twenty (120) days after the effective date of any other Registration Statement of the Company. A request for a Demand Registration shall state the amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof. Upon a request for a Demand Registration, the Company shall promptly take such steps as are necessary or appropriate to prepare for the registration of the Registrable Securities to be registered.

                           (b) Incidental or "Piggy-Back" Rights with Respect to
a Demand Registration. The Holder may offer its Registrable Securities under any demand registration pursuant to any other registration rights agreement or other similar agreement between the Company and any other holder of the Company's securities. Within ten (10) days after the receipt of a request for such demand registration, the Company shall (i) give written notice thereof to the Holder and (ii) subject to Section 3(e), include in such registration all of the Registrable Securities held by the Holder from whom the Company has received a written request for inclusion therein within ten (10) days of the receipt by the Holder of such written notice referred to clause (i) above. Each such request by the Holder shall specify the number of Registrable Securities proposed to be registered and the intended method of disposition thereof.

                           (c) Effective Demand Registration. A registration
shall not constitute a Demand Registration until it has become effective and remains continuously effective for the lesser of (i) the period during which all Registrable Securities registered in the Demand Registration are sold and
(ii) 120 days; provided, however, that a registration shall not constitute a Demand Registration if (x) after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the Holder and such interference is not thereafter eliminated or (y) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived other than by reason of a

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failure by the Holder or (z) the Company sells for its account at least one-half of the shares included in the registration.

                           (d) Expenses. In any registration initiated as a
Demand Registration, the Company shall pay all Registration Expenses (other than underwriting discounts and commissions) in connection therewith, whether or not such Demand Registration becomes effective.

                           (e) Underwriting Procedures. If the holders of a
majority in aggregate amount of the Registrable Securities to be included in the Demand Registration so elects, the offering of Registrable Securities pursuant to such registration shall be in the form of a firm commitment Public Offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter (as hereinafter defined) selected in accordance with
Section 3(f). In connection with any Demand Registration under this Section 3 involving an underwriting, none of the Registrable Securities held by any Holder shall be included in such underwriting unless such Holder accepts the terms of the underwriting as agreed upon by the Company, Genesis and the Approved Underwriter, and then only in such quantity as will not, in the opinion of the Approved Underwriter, jeopardize the success of such Public Offering by the Holder. If the Approved Underwriter advises the Company in writing that in its opinion the aggregate amount of such Registrable Securities requested to be included in such Public Offering is sufficiently large to have a material adverse effect on the success of such Public Offering, then the Company shall include in such registration only the aggregate amount of Registrable Securities that in the opinion of the Approved Underwriter may be sold without any such material adverse effect and the amount of such shares that may be included in such registration shall be reduced first by any shares proposed to be sold in such Public Offering by the Company's executive officers (the "MANAGEMENT STOCKHOLDERS"), second by any shares proposed to be sold by shareholders other than the Holder and the Management Stockholders, third by any shares proposed to be sold by the Company and fourth by a further amount to the Holder.

                           (f) Selection of Underwriters. If any Demand
Registration of Registrable Securities is in the form of an underwritten offering, the managing underwriter for such Public Offering (the "APPROVED UNDERWRITER") shall be chosen by the holders of a majority of the aggregate Registrable Securities being registered; provided, however, that the Approved Underwriter shall be acceptable to the Company in its reasonable judgment.

                  4. Incidental or "Piggy-Back" Registration.

                           (a) Request for Incidental Registration. At any time
the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account (other than a registration

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statement on Form S-4 or S-8 or any successor thereto), then the Company shall give written notice of such proposed filing to the Holder at least thirty (30) days before the anticipated filing date, and such notice shall describe the proposed registration and distribution and offer the Holder the opportunity to register the number of Registrable Securities as the Holder may request (an "INCIDENTAL REGISTRATION") in writing. The Company shall, and shall use its best efforts (within ten (10) days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters of a proposed Public Offering (the "COMPANY UNDERWRITER") to permit the Holder to include its Registrable Securities in such Public Offering on the same terms and conditions as the securities of the Company included therein; provided, however, that the Company shall not be obligated to effect more than three (3) Incidental Registrations pursuant to this Section 4, not including any Incidental Registration in which the Company, based on the opinion of the Company Underwriter, does not include any Registrable Securities which the Holder has requested to be included. In connection with any Incidental Registration under this Section 4(a) involving an underwriting, the Company shall not be required to include any Registrable Securities in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the Company Underwriter, and then only in such quantity as will not, in the opinion of the Company Underwriter, jeopardize the success of the Public Offering by the Company. If in the written opinion of the Company Underwriter the registration of all or part of the Registrable Securities which the Holder has requested to be included would materially adversely affect such Public Offering, then the Company shall be required to include in such Incidental Registration, to the extent of the amount that the Company Underwriter believes may be sold without causing such adverse effect; first, all of the securities to be offered for the account of the Company; second, the Registrable Securities to be offered for the account of the Holder pursuant to this Section 4 and any other securities requested to be included in such underwriting (other than securities to be offered for the account of any of the Management Stockholders), pro rata (in accordance with the proportion that the Fair Market Value of all securities proposed to be included in such registration by each holder bears to the Fair Market Value of all securities proposed to be included in such registration by Holder and all other Persons exercising incidental registration rights in such registration); and third; all securities to be offered for the account of the Management Stockholders.

                           (b) Expenses. The Company shall bear all Registration
Expenses (other than underwriting discounts and commissions) in connection with any Incidental Registration pursuant to this Section 4, whether or not such Incidental Registration becomes effective; provided, however, that the Holder shall bear the costs of its own legal counsel.

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                  5. Holdback Agreements.

                           (a) Restrictions on Public Sale by the Holder. In the
event that the Company effects a Public Offering in which shares of the Company's Common Stock are sold to one or more Underwriters, the Holder agrees, if requested by the managing underwriters, not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any equity securities (except as part of such Public Offering) during the 15-day period prior to the requested effective date of the registration statement for such offering and during the 120-day period commencing with the actual effective date of the registration statement for such offering.

                           (b) Restrictions on Public Sale by the Company. The
Company agrees not to effect any public sale or distribution of any of its securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-4 or S-8 or any successor thereto), during the 15-day period prior to the requested effective date of the registration statement for such offering and during the period beginning on the actual effective date of any Demand Registration and ending on the earlier of (i) the date on which all Registrable Securities registered on such registration statement are sold and (ii) 120 days after the effective date of such registration statement.

                  6. Registration Procedures.

                           (a) Obligations of the Company. Whenever registration
of Registrable Securities has been requested pursuant to Section 3 or Section 4 of this Agreement, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

                                    (i) use its best efforts to prepare and file
         with the SEC a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use its best efforts to cause such registration statement to become effective; provided, however, that (x) before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall provide counsel selected by the holders holding a majority of the Registrable Securities being registered in such registration ("HOLDERS' COUNSEL") and any other Inspector (as hereinafter defined) with an adequate and appropriate opportunity to participate in the preparation of such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the SEC, which documents shall be subject to the review of

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         Holders' Counsel, and (y) the Company shall notify the Holders' Counsel and each seller of Registrable Securities of any stop order issued or threatened by the SEC and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

                                    (ii) prepare and file with the SEC such
         amendments and supplement to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the lesser of (x) twenty-four
         (24) months and (y) such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                                    (iii) as soon as reasonably possible,
         furnish to each seller of Registrable Securities, prior to filing a registration statement, copies of such registration statement as is proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                                    (iv) use its best efforts to register or
         qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any seller of Registrable Securities may request, and to continue such qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to
         (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(a)(iv),
         (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

                                    (v) use its best efforts to cause the
         Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable

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         the seller or sellers of Registrable Securities to consummate the disposition of such Registrable Securities;

                                    (vi) notify each seller of Registrable
         Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

                                    (vii) enter into and perform customary
         agreements (including an underwriting agreement in customary form with the Approved Underwriter or Company Underwriter, if any, selected as provided in Section 3 or Section 4, as the case may be) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                                    (viii) make available for inspection by any
         seller of Registrable Securities, any managing underwriter participating in any disposition pursuant to such registration statement, Holders' Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "INSPECTOR" and collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "RECORDS") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (x) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or
         (z) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the

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         Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                                    (ix) if such sale is pursuant to an
         underwritten offering, use its best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as Holders' Counsel or the managing underwriter reasonably request;

                                    (x) use its best efforts to furnish, at the
         request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as such seller may reasonably request and are customarily included in such opinions;

                                    (xi) otherwise use its best efforts to
         comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the registration statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the registration statement, in a manner which satisfies the provisions of
         Section 11(a) of the Securities Act and Rule 158 thereunder;

                                    (xii) cause all such Registrable Securities
         to be listed on each securities exchange on which similar securities issued by the Company are then listed, provided that the applicable listing requirements are satisfied;

                                    (xiii) keep Holders' Counsel advised in
         writing as to the initiation and progress of any registration under
         Section 3 or Section 4 hereunder;

                                    (xiv) cooperate with each seller of
         Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"); and

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                                    (xv) use best efforts to take all other
         steps necessary to effect the registration of the Registrable Securities contemplated hereby.

                           (b) Seller Information. The Company may require each
seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

                           (c) Notice to Discontinue. Holder agrees that, upon
receipt of any notice from the Company of the happening of any event of the kind described in Section 6(a)(vi), the Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(a)(vi) and, if so directed by the Company, the Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 6(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(a)(vi) to and including the date when the Holder shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 6(a)(vi).

                           (d) Registration Expenses. The Company shall pay all
expenses (other than as set forth in Sections 3(d) and 4(b)) arising from or incident to the performance of, or compliance with, this Agreement, including, without limitation, (i) all SEC, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or "blue sky" laws (including reasonable fees, charges and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Securities),
(iii) all printing, messenger and delivery expenses, (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any special audits incident to or required by any registration or qualification) and any legal fees, charges and expenses incurred by the Company and, in the case of a Demand Registration, the Holder and (v) any liability insurance or other premiums for insurance obtained in connection with any Demand Registration or Incidental Registration pursuant to the terms of this Agreement, regardless of whether such registration statement is declared effective. All of the expenses described in this Section 6(d) are referred to herein as "REGISTRATION EXPENSES."

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                           (e) Information Blackout.

                                    (i) At any time when a Registration
         Statement effected pursuant to Section 3 relating to Registrable Securities is effective, upon written notice from the Company to Holder that the Company has determined in good faith that sale of Registrable Securities pursuant to the Registration Statement would require disclosure of non-public material information having an adverse effect on the Company (an "INFORMATION BLACKOUT"), Holder shall immediately suspend sales of Registrable Securities pursuant to such Registration Statement until the earlier of:

                                            (A) 60 days after the Company makes
                  such good faith determination, and

                                            (B) such time as the Company
                  notifies the Holder that such material information has been disclosed to the public or has ceased to be material or that sales pursuant to such Registration Statement may otherwise be resumed (the number of days from such suspension of sales by the Holder until the day when such sale may be resumed hereunder is hereinafter called a "SALES BLACKOUT PERIOD").

                                    (ii) Any delivery by the Company of notice
         of an Information Blackout during the forty-five (45) days immediately following effectiveness of any Registration Statement effected pursuant to Section 3 above shall give the holders of a majority of the Registrable Securities being sold the right, by written notice to the Company within twenty (20) business days after the end of such Information Blackout, to cancel such registration, in which event Holder shall have one additional registration right under Section 3 above ("BLACKOUT TERMINATION RIGHT").

                                    (iii) If there is an Information Blackout
         and the Blackout Termination Right, if any, pursuant to clause
         (ii) above, is not available or exercised, the time period set forth in Section 6(a)(ii) shall be extended for a number of days equal to the number of days in the Sales Blackout Period.

                  7. Indemnification: Contribution.

                           (a) Indemnification by the Company. The Company
agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its officers, directors, trustees, partners, employees, advisors and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information concerning such Holder furnished in writing to the Company by such Holder expressly for use therein. The Company shall also provide customary indemnities to any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

                           (b) Indemnification by Holders. In connection with
any registration statement in which a Holder is participating pursuant to
Section 3 or Section 4 hereof, each such Holder shall furnish to the Company in writing such information with respect to such Holder as the Company may reasonably request or as may be required by law for use in connection with any such registration statement or prospectus and each Holder agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, any underwriter retained by the Company and their respective directors, officers, employees and each Person who controls the Company or such (within the meaning of the Securities Act and the Exchange Act) to the same extent as the foregoing indemnity from the Company to the Holders set forth in Section 7(a) hereof, but only with respect to any such information with respect to such Holder furnished in writing to the Company by such Holder expressly for use therein; provided, however, that the total amount to be indemnified by such Holder pursuant to this
Section 7(b) shall be limited to the net proceeds received by such Holder in the offering to which the registration statement or prospectus relates.

                           (c) Conduct of Indemnification Proceedings. Any
Person entitled to indemnification hereunder (the "INDEMNIFIED PARTY") agrees to give prompt written notice to the indemnifying party (the "INDEMNIFYING PARTY") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel satisfactory to the Indemnified Party in its reasonable judgment or
(iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party. In either of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld.

                           (d) Contribution. If the indemnification provided for
in this Section 7 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of and benefits to the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to such Indemnifying Party and Indemnified Party shall be deemed to be in the same respective proportions as the total proceeds from the Public Offering received by such Indemnifying Party and Indemnified Party. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 7(a), 7(b) and 7(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding, provided that the total amount to be indemnified by such Holder shall be limited to the net proceeds received by such Holder in the offering.

                           The parties hereto agree that it would not be just
and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person.

                  8. Rule 144. The Company covenants that it shall file (a) any reports required to be filed by it under the Exchange Act and (b) take such further action as each Holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rules 144 and 144A under the Securities Act), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or
(ii) any similar rules or regulations hereafter adopted by the SEC. The Company shall, upon the request of any Holder of Registrable Securities, deliver to such Holder a written statement as to whether it has complied with such requirements.

                  9. Miscellaneous.

                           (a) Recapitalizations, Exchanges, etc. The provisions
of this Agreement shall apply, to the full extent set forth herein with respect to (i) the shares of Common Stock and (ii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the shares of Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by merger, consolidation or otherwise) to enter into a new registration rights agreement with the Holder on terms substantially similar to this Agreement as a condition of any such transaction.

                           (b) No Inconsistent Agreements. The Company shall not
enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holder in this Agreement or grant any additional registration rights to any Person or with respect to any securities which are not Registrable Securities which are prior in right to or inconsistent with the rights granted in this Agreement.

                           (c) Remedies. The Holder, in addition to being
entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

                           (d) Amendments and Waivers. Except as otherwise
provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless consented to in writing by the parties hereto.

                           (e) Notices. All notices, demands and other
communications provided for or permitted hereunder shall be made in writing and shall be made by registered or certified first-class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:

                 (i) if to the Company:

                     Doctors Health System, Inc.
                     10451 Mill Run Circle, Tenth Floor
                     Owings Mills, Maryland 21117
                     Attention: Paul A. Serini

                (ii) if to the Holder:

                     Genesis Health Ventures, Inc.
                     148 West State Street
                     Kennett Square, Pennsylvania 19348
                     Attention: John F. DePodesta

                     with copies (which shall not constitute notice) to:

                     Hogan & Hartson L.L.P.
                     Columbia Square
                     555 Thirteenth Street, N.W.
                     Washington, D.C. 20004-1109
                     Attention: Michael C. Williams


                           All such notices and communications shall be deemed
to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

                           (f) Successors and Assigns: Third Party
Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. The Demand Registration rights of the Holder contained in Section 3 hereof and the other rights of the Holder with respect thereto shall be, with respect to any Registrable Securities, (i) automatically transferable to any Affiliate of the Holder and (ii) in all other cases, transferred only with the consent of the Company. The incidental or "piggy-back" registration rights of the Holder contained in Sections 3(b) and 4 hereof and the other rights of the Holder with respect thereto shall be, with respect to any Registrable Securities, automatically transferred by the Holder to any Person who is the transferee of such Registrable Securities. All of the obligations of the Company hereunder shall survive any such transfer. No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of any of the rights granted hereunder.

                           (g) Counterparts. This Agreement may be executed in
any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                           (h) Headings. The headings in this Agreement are for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

                           (j) Severability. If any one or more of the
provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that the parties shall in good faith negotiate a modification to this Agreement that preserves the essence of the agreement of the parties contained herein and all of the rights and privileges of the Holder, as so modified, shall be enforceable to the fullest extent permitted by law.

                           (k) Entire Agreement. This Agreement is intended by
the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and in the Stock Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                           (l) Further Assurances. Each of the parties shall
execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

                  IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.



                                    DOCTORS HEALTH SYSTEM, INC.

                                    By:______________________________
                                       Name:
                                       Title:

                                    GENESIS HEALTH VENTURES, INC.


                                    By:______________________________
                                       Name:
                                       Title:

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